FLUENT

MAY 2022

Fluent, Inc.

(Nasdaq: FLNT)

Investor Presentation

Forward-Looking Statements Safe Harbor

Forward-Looking Statements Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements speak only as of the date hereof and are based on the Company's current plans and expectations. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of known and unknown uncertainties and risks, many of which are beyond the Company's control. These factors include those contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 9, 2022 ("2021 Form 10-K") including without limitation, those discussed in Item 1A. "Risk Factors" in Part IA. of the 2021 Form 10-K, and other filings we make with the Securities and Exchange Commission (the "SEC"). You are cautioned not to place undue reliance on forward-looking statements when evaluating the information presented herein, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the Unites States, or "GAAP." We present non-GAAP measures, such as Media Margin and Adjusted EBITDA and ratios based on these financial measures, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation.

FLUENT

VISION

Connecting consumers with products and services that add value to their lives

MISSION

Accelerate partner growth by helping consumers discover and decide

OVER 12 YEARS OF EXPERIENCE

Driving outcome-based marketing solutions for brands

Leading digital performance marketplace, enabling 500+ brands and partners across multiple industries.

Fluent's proprietary media portfolio supports clients across US, UK, CA & AU.

262 employees. Offices in New York, Toronto, Kansas City & Florida.

Established in 2010. Nasdaq: FLNT.
Founders hold senior management positions.


FLUENT
FLNT Nasdaq Listed
Nasdaq
CHASE
LG

FLUENT PERFORMANCE PLATFORM

Leader in Data-Driven Digital Marketing Solutions

FLUENT PLATFORM

TECH + ANALYTICS + CRM

Proprietary Platform Built on Machine Learning and Data Supports Growth of all Verticals

ATTRACT & ENGAGE CONSUMERS TO OUR DIGITAL PROPERTIES VIA MEDIA CHANNELS

BRANDS ACROSS VERTICALS, OFFERING PAY-FOR-PERFORMANCE MODEL (CPA, CPL, CPI)


MARKETPLACE
Flash Rewards
the smartwallet
FindDreamJobs
policy savings

FLUENT

Fluent's Diversified Client Base

Consumer Centric

Vertical Agnostic

Omnichannel





HEALTH & LIFE SCIENCES
STAFFING & RECRUITMENT
RETAIL & CPG
OTHER
FINANCIAL PRODUCTS & SERVICES
MEDIA & ENTERTAINMENT

FLUENT

ENGAGING EXPERIENCES

Fluent Media Properties


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EXAMPLE: CONSUMER USER EXPRIENCE

Enabling consumers to earn, win and save

REGISTRATION SURVEY OFFER CRM



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FLUENT

Large and growing market opportunity

Digital Ad Spending 2020-24

Billions



$300
$250
$200
$150
$100
$50
$0
+16.3% CAGR
20
21
22
23
24

Source: eMarketer, March 2021

Industry Revenue by Pricing Model

CPM HYBRID PERFORMANCE



0.5%
32.4%
67.1%

Note: Totals may not equal 100% due to rounding.
Source: IAB/PwC Internet Ad Revenue Report, FY2020

Fluent's Business 100% PERFORMANCE



28%
CPL
72%
CPA

FLUENT

Strategic Growth

EXPAND MEDIA FOOTPRINT

- New channels
- New partnerships
- Drive highly engaged users to sites
- Expand to new international markets

DEVELOP OUR PLATFORM

- Consumer insights
- Data science
- Proprietary analytics and technology stack

STRENGTHEN PERFORMANCE MARKETPLACE

- New inventory
- Curated consumer experience
- Higher engagement

Traffic Quality Initiative (TQI)

RAPIDLY EVOLVING INDUSTRY LANDSCAPE

- Consumers: Demand for higher quality digital experiences
- Marketers: More effective and sustainable solutions
- Regulators: Greater expectations of transparency/privacy

TRAFFIC QUALITY INITIATIVE

- Shifting from higher volume to quality-based approach
- Shed lower-quality affiliate traffic; currently in net-rebuild
- Investing (via near-term forgone revenue) to achieve our strategic vision and position Fluent as an industry leader

LONG-TERM STRATEGIC OPPORTUNITY

- Significant, sustainable growth
- Enhance Fluent's brand equity with clients
- Build enterprise value for stakeholders


HIGHER CLIENT ROI
INCREASED PRICING
REINVEST IN MEDIA SOURCING
CONSUMER SATISFACTION
HIGHER CONVERSION RATES

Revenue Profile


Annual:
($mil.)
$182.6
$211.7
$250.3
$281.7
$310.7
$329.3
+12.5% CAGR – FY 2016-2021
2016(1)
2017
2018
2019
2020
2021


Quarterly:
($mil.)
Fluent Acquired by IDI, Inc. (12/8/15)
Acquired Q-Interactive (6/8/16)
Name changed to Cogint, Inc. (from IDI) (9/26/16)
Name changed to Fluent, Inc. (from Cogint) (4/16/18)
Red Violet Spin-off (3/26/18)
Acquired AdParlor (7/1/19)
Acquired 50% of Winopoly (4/1/20)
Acquired 100% of Winopoly (9/7/21)
Acquired True North (1/22)
$38.4
$40.0
$51.0
$53.2
$49.2
$51.0
$54.9
$56.5
$55.0
$56.9
$66.5
$70.8
$66.6
$70.6
$64.6
$80.0
$78.9
$71.5
$78.3
$82.0
$70.2
$73.4
$85.9
$99.8
$89.1
Q1 '16(1)
Q2 '16(1)
Q3 '16(1)
Q4 '16(1)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22

(1) Represents the portion of revenue by IDI/Cogint attributable to Fluent's business retained following the Red Violet Spin-off.

FLUENT

Media Margin (1)


Annual:
($mil.)
$52.2
$68.9
$92.2
$93.6
$110.4
$100.3
+14% CAGR – FY 2016-2021
2016
2017
2018
2019
2020
2021


Quarterly:
($mil.)
$10.9
$11.4
$13.1
$16.8
$15.2
$15.7
$18.3
$19.7
$19.3
$22.0
$25.8
$25.1
$23.1
$22.9
$21.3
$26.3
$23.9
$24.8
$29.7
$32.0
$24.9
$20.1
$24.2
$31.2
$25.9
Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22

(1) For the definition of Media Margin and a reconciliation to Gross Profit (exclusive of depreciation and amortization), its most directly comparable financial measure presented in accordance with GAAP, see the Non-GAAP financial measures in the Appendix hereto.

FLUENT

Adjusted EBITDA [1]


Annual:
($mil.)
$32.5
$44.1
$34.7
$41.2
$23.7
2017
2018
2019
2020
2021


Quarterly:
($mil.)
$6.7
$7.1
$7.9
$10.7
$9.6
$10.9
$12.4
$11.1
$9.1
$9.7
$4.3
$11.5
$9.0
$9.4
$11.6
$11.1
$4.7
$1.9
$6.4
$10.2
$4.8
13% avg. margin %
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22

(1) For the definition of Adjusted EBITDA and a reconciliation from net (loss) income from continuing operations, its most directly comparable financial measure presented in accordance with GAAP, see the Non-GAAP financial measures in the Appendix hereto.
Note: Historical Adjusted EBITDA reported and reconciled from 2017 onward.

FLUENT

AS OF 03/31/2022:

Balance Sheet Summary

ASSET	$M
Cash	$28.9
Other Current Assets	$67.2
PP&E	$1.3
Goodwill & Intangibles	$201.1
Other Long-term Assets	$8.3
TOTAL ASSETS	**$306.8**

LIABILITIES & S/H EQUITY	$M
Current Liabilities	$44.5
Current Portion LT Debt	$5.0
Long-Term Debt, Net[1]	$39.1
Other Long-Term Liabilities	$5.9
Shareholders' Equity	$212.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$306.8**

(1) Long-term portion of Credit Facility Term Loan due 2026 (less unamortized discount and financing costs of $853K).
The opening interest rate of the New Credit Facility was 2.50% (LIBOR +2.25%) and as of March 2022, the interest rate increased to 2.75% (LIBOR 2.50%)

FLUENT

Investment Highlights

LEADING DIGITAL PERFORMANCE MARKETPLACE	• 500+ advertiser clients • 1.2MM billable actions daily
MASSIVE MARKET OPPORTUNITY	• $150+ Bil. US digital ad spend • Accelerating shift to digital and performance • CMO need for measurable ROAS ➡ demand for true "performance" marketing
COMPETITIVE ADVANTAGES	• Expansive reach with omnichannel marketing permissions • Large, proprietary database – 1st-party user insights and preferences • Proprietary analytics, ad serving and direct marketing technologies
LEVERAGEABLE BUSINESS MODEL	• Scalable platform ➡ enables expansion into new markets and client verticals • High incremental margins – leverageable operating base
STRONG FINANCIAL PROFILE	• FY2016–2021 CAGRs of 12.5% revenue, 14% media margin[1] • Robust conversion of Adj. EBITDA to cash flow from operations • Solid balance sheet

(1) For the definition of Media Margin and a reconciliation to Gross Profit (exclusive of depreciation and amortization), its most directly comparable financial measure presented in accordance with GAAP, see the Non-GAAP financial measures in the Appendix hereto.

FLUENT

Appendix

RECONCILIATIONS

FLUENT

Non-GAAP Financial Measures

We present the Non-GAAP measures media margin and adjusted EBITDA as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance.

Media margin is defined as that portion of gross profit (exclusive of depreciation and amortization) reflecting variable costs paid for media and related expenses and excluding non-media cost of revenue. Gross profit (exclusive of depreciation and amortization) represents revenue minus cost of revenue (exclusive of depreciation and amortization). Media margin, as so defined, is a measure of the efficiency of the Company's operating model. We use media margin as a primary metric to measure the financial return on our media and related costs, specifically to measure the degree by which the revenue generated from our digital marketing services exceeds the cost to attract the consumers to whom offers are made through our services. Media margin is used extensively by our management to manage our operating performance, including evaluating operational performance against budgeted media margin and understanding the efficiency of our media and related expenditures. We also use media margin for performance evaluations and compensation decisions regarding certain personnel.

Adjusted EBITDA is defined as net (loss) income excluding (1) income taxes, (2) interest expense, net, (3) depreciation and amortization, (4) share-based compensation expense, (5) loss on early extinguishment of debt, (6) accrued compensation expense for Put/Call Consideration, (7) goodwill impairment, (8) write-off of intangible assets, (9) acquisition-related costs, (10) restructuring and other severance costs, and (11) certain litigation and other related costs. Adjusted EBITDA, as so defined, is another primary metric by which we evaluate the operating performance of our business, on which certain operating expenditures and internal budgets are based and by which, in addition to media margin and other factors, our senior management is compensated. The first three adjustments represent the conventional definition of EBITDA, and the remaining adjustments are items recognized and recorded under GAAP in particular periods but might be viewed as not necessarily coinciding with the underlying business operations for the periods in which they are so recognized and recorded. These adjustments include certain litigation and other related costs associated with legal matters outside the ordinary course of business, including costs and accruals related to the Tax Department, NY AG and FTC matters. Items are considered one-time in nature if they are non-recurring, infrequent or unusual and have not occurred in the past two years or are not expected to recur in the next two years, in accordance with SEC rules.

Media margin and adjusted EBITDA are non-GAAP financial measures with certain limitations regarding their usefulness. They do not reflect our financial results in accordance with GAAP, as they do not include the impact of certain expenses that are reflected in our condensed consolidated statements of operations. Accordingly, these metrics are not indicative of our overall results or indicators of past or future financial performance. Further, they are not financial measures of profitability and are neither intended to be used as a proxy for the profitability of our business nor to imply profitability. The way we measure media margin and adjusted EBITDA may not be comparable to similarly titled measures presented by other companies and may not be identical to corresponding measures used in our various agreements.

Media Margin Reconciliation

($ in millions)	2019					2020					2021					2022
Reconciliation of media margin from gross profit (exclusive of depreciation and amortization):	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Revenue	66,561	70,560	64,552	80,011	281,684	78,934	71,509	78,280	81,996	310,719	70,171	73,377	85,858	99,844	329,250	89,063
Less: Cost of revenue (exclusive of depreciation and amortization)	44,829	49,133	44,568	55,905	194,435	56,624	49,007	52,771	56,733	215,135	50,990	56,605	63,783	72,338	243,716	67,562
Gross Profit (exclusive of depreciation and amortization)	**21,732**	**21,427**	**19,984**	**24,106**	**87,249**	**22,310**	**22,502**	**25,509**	**25,263**	**95,584**	**19,181**	**16,772**	**22,075**	**27,506**	**85,534**	**21,501**
Gross Profit (exclusive of depreciation and amortization) % of revenue	**32.6%**	**30.4%**	**31.0%**	**30.1%**	**31.0%**	**28.3%**	**31.5%**	**32.6%**	**30.8%**	**30.8%**	**27.3%**	**22.9%**	**25.7%**	**27.5%**	**26.0%**	**24.1%**
Non-media cost of revenue[(1)]	1,361	1,475	1,323	2,182	6,341	1,603	2,312	4,173	6,749	14,837	5,690	3,363	2,088	3,702	14,843	4,449
Media margin	**$23,093**	**$22,902**	**$21,307**	**$26,288**	**$93,590**	**$23,913**	**$24,814**	**$29,682**	**$32,012**	**$110,421**	**$24,871**	**$20,135**	**$24,163**	**$31,208**	**$100,377**	**$25,950**
Media margin % of revenue	**34.7%**	**32.5%**	**33.0%**	**32.9%**	**33.2%**	**30.3%**	**34.7%**	**37.9%**	**39.0%**	**35.5%**	**35.4%**	**27.4%**	**28.1%**	**31.3%**	**30.6%**	**29.1%**

($ in millions)	2016					2017					2018				
Reconciliation of media margin from gross profit (exclusive of depreciation and amortization):	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue	38,393	40,016	50,991	53,214	182,614	49,194	51,031	54,942	56,523	211,690	55,989	56,935	66,535	70,821	250,280
Less: Cost of revenue (exclusive of depreciation and amortization)	28,037	29,102	38,885	37,318	133,340	34,851	36,042	37,780	37,709	146,382	37,619	35,757	41,743	46,440	161,559
Gross Profit (exclusive of depreciation and amortization)	**10,356**	**10,914**	**12,106**	**15,896**	**49,274**	**14,343**	**14,989**	**17,162**	**18,814**	**65,308**	**18,370**	**21,178**	**24,792**	**24,381**	**88,721**
Gross Profit (exclusive of depreciation and amortization) % of revenue	**27.0%**	**27.3%**	**23.7%**	**29.9%**	**27.0%**	**29.2%**	**29.4%**	**31.2%**	**33.3%**	**30.9%**	**32.8%**	**37.2%**	**37.3%**	**34.4%**	**35.4%**
Non-media cost of revenue[(1)]	497	523	1,012	900	2,931	873	709	1,100	889	3,571	1,956	1,864	2,570	3,215	9,605
Media margin	**$10,853**	**$11,437**	**$13,118**	**$16,796**	**$52,205**	**$15,216**	**$15,698**	**$18,262**	**$19,703**	**$68,879**	**$20,326**	**$23,042**	**$27,362**	**$27,596**	**$98,326**
Media margin % of revenue	**28.3%**	**28.6%**	**25.7%**	**31.6%**	**28.6%**	**30.9%**	**30.8%**	**33.2%**	**34.9%**	**32.5%**	**36.3%**	**40.5%**	**41.1%**	**39.0%**	**39.3%**

(1) Represents the portion of cost of revenue (exclusive of depreciation and amortization) not attributable to variable costs paid for media and related expenses.

Adjusted EBITDA Reconciliation

($ in millions)	2019					2020					2021					2022
Reconciliation of net (loss) income to adjusted EBITDA:	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**
Net (loss) income	$1,045	$715	($4,463)	$956	($1,747)	$408	$452	$1,169	$178	$2,207	($6,258)	($5,179)	($2,452)	$3,830	($10,059)	($2,013)
Income taxes	(35)	-	-	109	74	-	-	65	757	822	(1)	-	-	247	246	-
Interest expense, net	1,778	1,767	1,719	1,628	6,892	1,532	1,333	1,317	1,168	5,350	1,008	427	405	344	2,184	384
Depreciation and amortization	3,317	3,306	3,642	3,675	13,940	3,733	3,853	3,906	3,810	15,302	3,373	3,366	3,200	3,231	13,170	3,307
Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	2,964	-	-	-	2,964	-
Write-off of long-lived assets, Goodwill impairment	-	-	280	145	425	-	817	-	1	818	-	199	144	11	354	128
Accrued compensation expense for Put/Call Consideration	-	-	-	-	-	-	530	654	591	1,775	1,746	881	586	-	3,213	-
Share-based compensation expense	2,275	2,954	2,790	2,322	10,341	2,397	1,281	1,170	546	5,394	1,231	1,201	1,145	1,184	4,761	988
Acquisition-related costs	-	448	-	35	483	47	15	89	22	173	-	500	2,906	891	4,297	558
Restructuring and certain severance costs	110	250	-	1,596	1,956	-	-	565	50	615	-	97	133	-	230	-
Certain litigation and other related costs	489	227	375	1,044	2,135	907	1,115	2,671	4,022	8,715	668	359	295	486	1,808	1,402
One-time items	168	-	-	17	185	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$9,147**	**$9,667**	**$4,343**	**$11,527**	**$34,684**	**$9,024**	**$9,396**	**$11,606**	**$11,145**	**$41,171**	**$4,731**	**$1,851**	**$6,362**	**$10,224**	**$23,168**	**$4,754**
Revenue	66,561	70,560	64,552	80,011	281,684	78,934	71,509	78,280	81,996	310,719	70,170	73,378	85,858	99,844	329,250	89,063
Adjusted EBITDA % of revenue	13.7%	13.7%	6.7%	14.4%	12.3%	11.4%	13.1%	14.8%	13.6%	13.3%	6.7%	2.5%	7.4%	10.2%	7.0%	5.3%

Adjusted EBITDA Reconciliation (Contd.)

($ in millions)	2017					2018				
Reconciliation of net (loss) income to adjusted EBITDA:	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Net (loss) income	($9,832)	($8,276)	($10,761)	($2,837)	($31,706)	($5,558)	$2,645	$4,462	$1,643	$3,192
Income taxes	-	-	-	-	-	-	-	-	46	46
Interest expense, net	2,227	2,445	2,426	2,585	9,683	2,394	1,933	1,882	1,925	8,134
Depreciation and amortization	3,205	3,234	3,297	3,319	13,055	3,331	3,338	3,352	3,153	13,174
Non-cash loss on amendment of warrants	-	-	-	1,005	1,005	-	-	-	-	-
Write-off of long-lived assets, Goodwill impairment	3,626	-	-	-	3,626	-	-	-	1,517	1,517
Accrued compensation expense for Put/Call consideration	-	-	-	-	-	-	-	-	-	-
Share-based compensation expense	6,854	8,094	10,508	5,669	31,125	6,648	2,614	2,593	2,826	14,681
Acquisition-related costs	-	1,144	1,799	482	3,425	417	140	119	-	676
Restructuring and certain severance costs	668	505	675	269	2,117	2,322	269	-	-	2,591
Certain litigation and other related costs	-	-	3	199	202	46	-	-	-	46
Adjusted EBITDA	**$6,748**	**$7,146**	**$7,947**	**$10,691**	**$32,532**	**$9,600**	**$10,939**	**$12,408**	**$11,110**	**$44,057**
Revenue	49,194	51,031	54,942	56,523	211,690	55,989	56,935	66,535	70,821	250,280
Adjusted EBITDA % of revenue	13.7%	14.0%	14.5%	18.9%	15.4%	17.1%	19.2%	18.6%	15.7%	17.6%

Fluent, Inc. – Investor Relations

www.investors.fluentco.com
InvestorRelations@fluentco.com
(212) 785-0431

FLUENT